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                                                                   Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-52696 and 333-66047) and Form S-8 (No. 33-71346, 33-71350, 33-80213, 33-80215, 333-16349, 333-28971, 333-86117,
333-86119, 333-39084, 333-55222, 333-55224 and 333-72154) of Medarex Inc. of
our report dated February 13, 2002 relating to the financial statements of Genmab A/S, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS

Copenhagen, Denmark
March 27, 2002

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